UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On November 5, 2019, Mallinckrodt plc ("Mallinckrodt" or the "Company") issued a press release announcing financial results for the quarter ended September 27, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Items 2.02 and 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On October 31, 2019, the Human Resources and Compensation Committee (the “HRCC”) of the Board of Directors (the “Board”) of the Company approved the 2019 Executive Retention Bonus Program (“2019 ERBP”), providing for cash-based retention bonus awards to specified executive employees of the Company. The HRCC approved awards under the 2019 ERBP for the following three named executive officers in the following amounts, subject to each officer’s acceptance of the award and execution of the applicable award agreement.

Mark Casey, EVP and Chief Legal Officer	$900,000
Bryan Reasons, EVP and Chief Financial Officer	$825,000
Steven Romano, M.D., EVP and Chief Scientific Officer	$930,000

On November 1, 2019, the Board approved a cash-based retention bonus award to be made pursuant to the 2019 ERBP for the Chief Executive Officer of the Company, Mark C. Trudeau, in the amount of $1,575,000, subject to his acceptance of the award and execution of the applicable award agreement.

Awards under the 2019 ERBP, amounts of which are equal to the base pay of each recipient over the 18 month period of the program, will be offered to the foregoing named executive officers on November 15, 2019 and will remain subject to repayment prior to the 18-month anniversary of the grant date in the event that an award recipient resigns, retires, voluntarily terminates employment or is terminated by the Company for cause.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of 2019 ERPB Award Agreement.
99.1	Third Quarter Earnings Release dated November 5, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	November 5, 2019	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial officer)